UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 26, 2002

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated August 1, 2002 providing for the issuance of Centex Home Equity Loan Trust 2002-C.

                                 CHEC FUNDING LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-03                 76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address pof principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-6811

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's Centex Home Equity Loan Trust 2002-C (the "Certificates").

     The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2002 ( the "Agreement"), among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank,
as   Trustee.

     On December 26, 2002 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 26, 2002 as Exhibit 99.1.

CHEC FUNDING LLC
Centex Home Equity Loan Trust 2002-C
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein




Date:  December 27, 2002        By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         December 26, 2002

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  December 26, 2002


                                       Centex Home Equity Loan Trust 2002-C
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2002

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1      69,000,000.00    63,258,314.12     2,696,175.91    125,989.48   2,822,165.39   0.00            0.00       60,562,138.21
AF_2      18,000,000.00    18,000,000.00             0.00     43,050.00      43,050.00   0.00            0.00       18,000,000.00
AF_3      40,000,000.00    40,000,000.00             0.00    118,666.67     118,666.67   0.00            0.00       40,000,000.00
AF_4      60,800,000.00    60,800,000.00             0.00    226,986.67     226,986.67   0.00            0.00       60,800,000.00
AF_5       5,800,000.00     5,800,000.00             0.00     23,731.67      23,731.67   0.00            0.00        5,800,000.00
AF_6      21,000,000.00    21,000,000.00             0.00     78,750.00      78,750.00   0.00            0.00       21,000,000.00
AV       263,900,000.00   251,546,198.86     5,265,934.73    363,903.50   5,629,838.23   0.00            0.00      246,280,264.13
M_1       42,050,000.00    42,050,000.00             0.00     73,505.74      73,505.74   0.00            0.00       42,050,000.00
M_2       26,100,000.00    26,100,000.00             0.00     56,861.75      56,861.75   0.00            0.00       26,100,000.00
B_1       26,100,000.00    26,100,000.00             0.00     73,718.00      73,718.00   0.00            0.00       26,100,000.00
B_2        7,250,000.00     7,250,000.00             0.00     22,037.99      22,037.99   0.00            0.00        7,250,000.00
R_1                0.00             0.00             0.00          0.00           0.00   0.00            0.00                0.00
TOTALS   580,000,000.00   561,904,512.98     7,962,110.64  1,207,201.47   9,169,312.11   0.00            0.00      553,942,402.34

AIO_I     90,000,000.00    77,879,000.00             0.00    389,395.00     389,395.00      0.00            0.00    72,866,000.00
AIO_II   120,000,000.00    90,155,000.00             0.00    450,775.00     450,775.00      0.00            0.00    71,756,000.00
X_IO           7,243.94   561,904,512.98             0.00  2,273,770.87   2,273,770.87      0.00            0.00   553,942,402.34

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1     152314FJ4    916.78716116    39.07501319     1.82593449    40.90094768          877.71214797       AF_1      2.390000 %
AF_2     152314FK1  1,000.00000000     0.00000000     2.39166667     2.39166667        1,000.00000000       AF_2      2.870000 %
AF_3     152314FL9  1,000.00000000     0.00000000     2.96666675     2.96666675        1,000.00000000       AF_3      3.560000 %
AF_4     152314FM7  1,000.00000000     0.00000000     3.73333339     3.73333339        1,000.00000000       AF_4      4.480000 %
AF_5     152314FN5  1,000.00000000     0.00000000     4.09166724     4.09166724        1,000.00000000       AF_5      4.910000 %
AF_6     152314FP0  1,000.00000000     0.00000000     3.75000000     3.75000000        1,000.00000000       AF_6      4.500000 %
AV       152314 FR6   953.18756673    19.95428090     1.37894468    21.33322558          933.23328583       AV        1.680000 %
M_1      152314 FS4 1,000.00000000     0.00000000     1.74805565     1.74805565        1,000.00000000       M_1       2.030000 %
M_2      152314 FT2 1,000.00000000     0.00000000     2.17861111     2.17861111        1,000.00000000       M_2       2.530000 %
B_1      152314 FU9 1,000.00000000     0.00000000     2.82444444     2.82444444        1,000.00000000       B_1       3.280000 %
B_2      152314 FV7 1,000.00000000     0.00000000     3.03972276     3.03972276        1,000.00000000       B_2       3.530000 %
TOTALS                968.80088445    13.72777697     2.08138184    15.80915881          955.07310748

AIO_I    N/A          865.32222222     0.00000000     4.32661111     4.32661111          809.62222222       AIO_I     6.000000 %
AIO_II   N/A          751.29166667     0.00000000     3.75645833     3.75645833          597.96666667       AIO_II    6.000000 %
X_IO     N/A                ##         0.00000000         ##             ##                    ##           X_IO      0.000000 %
------------------------------------------------------------------------------------------------  --------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                                 4 New York Plaza, 6th floor
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-

                                       Centex Home Equity Loan Trust 2002-C
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               December 26, 2002
                                           --------------------------

Sec. 7.09(ii)                Distributions Allocable to Principal
                             Group I
                             Scheduled Monthly Payments                                                   230,066.05
                             Curtailments                                                                  90,939.58
                             Prepayments in Full                                                        2,375,170.28
                             Loans Repurchased by Seller                                                        0.00
                             Substitution Amounts                                                               0.00
                             Net Liquidation Proceeds                                                           0.00

                             Group II
                             Scheduled Monthly Payments                                                   178,546.67
                             Curtailments                                                                  14,941.75
                             Prepayments in Full                                                        5,072,446.31
                             Loans Repurchased by Seller                                                        0.00
                             Substitution Amounts                                                               0.00
                             Net Liquidation Proceeds                                                           0.00

                             Subordination Increase Amount                                                      0.00
                             Excess Overcollateralization Amount                                                0.00

Sec. 7.09(iv)                Class Interest Carryover Shortfall
                             Class AF-1                                                                         0.00
                             Class AF-2                                                                         0.00
                             Class AF-3                                                                         0.00
                             Class AF-4                                                                         0.00
                             Class AF-5                                                                         0.00
                             Class AF-6                                                                         0.00
                             Class AV                                                                           0.00
                             Class M-1                                                                          0.00
                             Class M-2                                                                          0.00
                             Class B-1                                                                          0.00
                             Class B-2                                                                          0.00

Sec. 7.09(v)                 Class Principal Carryover Shortfall
                             Subordinate Certificates
                             Class M-1                                                                          0.00
                             Class M-2                                                                          0.00
                             Class B-1                                                                          0.00
                             Class B-2                                                                          0.00

Sec. 7.09(vi)                Aggregate Loan Balance of Each Group
                             Group I Beginning Aggregate Loan Balance                                 208,858,314.12
                             Group I Ending Aggregate Loan Balance                                    206,162,138.21

                             Group II Beginning Aggregate Loan Balance                                353,046,198.86
                             Group II Ending Aggregate Loan Balance                                   347,780,264.13

Sec. 7.09(vii)               Overcollateralization
                             Total Overcollateralization Amount                                                 0.00
                             Total Required Overcollateralization Amount                                        0.00

Sec. 7.09(viii)              Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                Substitution Amounts
                             Group I                                                                            0.00
                             Group II                                                                           0.00

Sec. 7.09(ix)                Loan Purchase Price Amounts
                             Group I                                                                            0.00
                             Group II                                                                           0.00

Sec. 7.09(x)                 Weighted Average Net Coupon Rate
                             Group I                                                                        9.5472 %
                             Group II                                                                       9.0394 %

Sec. 7.09(xi)                Monthly Remittance Amount
                             Group I                                                                    4,358,351.94
                             Group II                                                                   7,925,888.78

Sec. 7.09(xiii)              Weighted Average Gross Margin - Group II Loans                                 9.0650 %

Sec. 7.09(xiv)               Largest Loan Balance
                             Group I                                                                      650,290.42
                             Group II                                                                     598,670.98

Sec. 7.09(xv)                Basic Principal Amount
                             Group I                                                                    2,696,175.91
                             Group II                                                                   5,265,934.73

Sec. 7.09(xvi)               Net Wac Cap Carryover Paid
                             Group I                                                                            0.00
                             Group II                                                                           0.00

Sec. 7.09(xvi)               Remaining Net Wac Cap Carryover
                             Group I                                                                            0.00
                             Group II                                                                           0.00

Sec. 7.09(xviii)             Net Wac Cap
                             Group I                                                                          7.31 %
                             Group II                                                                         7.27 %

Sec. 7.09(xix)               Applied Realized Loss Amounts
                             Subordinate Certificates
                             Class M-1                                                                          0.00
                             Class M-2                                                                          0.00
                             Class B-1                                                                          0.00
                             Class B-2                                                                          0.00

Sec. 7.09(xx)                Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)              Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                    Group 1
                                                                              Principal
                                   Category              Number                Balance               Percentage
                                   1 Month                   56             2,652,956.90                  1.29 %
                                   2 Month                   21               889,814.84                  0.43 %
                                   3 Month                   13               755,100.24                  0.37 %
                                   Total                     90             4,297,871.98                  2.09 %
                                    Group 2
                                                                         Principal
                                   Category         Number                Balance               Percentage
                                   1 Month                   80             7,410,968.22                  2.13 %
                                   2 Month                   29             2,282,196.62                  0.66 %
                                   3 Month                   17             1,788,095.15                  0.51 %
                                    Total                   126            11,481,259.99                  3.30 %

                                    Group Totals
                                                                         Principal
                                   Category         Number                Balance               Percentage
                                   1 Month                  136            10,063,925.12                  1.82 %
                                   2 Month                   50             3,172,011.46                  0.57 %
                                   3 Month                   30             2,543,195.39                  0.46 %
                                    Total                   216            15,779,131.97                  2.85 %

Sec. 7.09(b)(ii)             Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              1               38,770.13                  0.02 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              3              225,921.74                  0.06 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              4              264,691.87                  0.05 %

Sec. 7.09(b)(iii)            Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                             13              649,842.31                  0.32 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance                Percentage
                                                             20            2,214,915.22                  0.64 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                             33            2,864,757.53                  0.52 %

Sec. 7.09(b)(iii)            Balloon Loans
                             Number of Balloon Loans                                                            190.00
                             Balance of Balloon Loans                                                    13,066,392.54

Sec. 7.09(b)(iv)             Number and Aggregate Principal Amounts of REO Loans
                                                    Group 1
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00                  0.00 %
                                                    Group 2
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00                  0.00 %
                                                   Group Totals
                                                                         Principal
                                                    Number               Balance                Percentage
                                                              0                    0.00                  0.00 %

Sec. 7.09(b)(v)              Book Value of REO Loans
                             Group I                                                                0.00
                             Group II                                                               0.00

Sec. 7.09(b)(vi)             Realized Losses
                             Group I
                             Monthly Realized Losses                                                0.00
                             Cumulative Realized Losses                                             0.00
                             Group II
                             Monthly Realized Losses                                                0.00
                             Cumulative Realized Losses                                             0.00

Sec. 7.09(b)(vii)            Net Liquidation Proceeds
                             Group I                                                                0.00
                             Group II                                                               0.00

Sec. 7.09(b)(viii)           60+ Delinquency Percentage (Rolling Three Month)                   0.7238 %

Sec. 7.09(b)(ix)             Cumulative Loss Percentage
                             Cumulative Realized Losses Since Cut-Off Date                          0.00
                             Aggregate Loan Balance as of the Cut-Off Date                580,007,243.94
                             Cumulative Loss Percentage                                           0.00 %

Sec. 7.09(b)(x)              Has a Trigger Event Occurred?                                            NO

                             1-Month LIBOR for Current Distribution Date                        1.3800 %



